UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2024

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 17, 2024, the Board of Directors (the “Board”) of Soleno Therapeutics, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board (the “Committee”), granted performance-based restricted stock units (each, an “Award” and together, the “Awards”) to all of the Company’s employees, including the Company’s named executive officers (the “NEOs”), under the terms of the Company’s Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”). The awards to the NEOs were as follows:

Officer	Title	Shares Underlying Award (#)
Anish Bhatnagar	President and Chief Executive Officer	850,000
James Mackaness	Chief Financial Officer	100,000
Patricia Hirano	Senior Vice President, Regulatory Affairs	85,000

Each NEO Award will vest as follows: (i) 25% of the shares subject to the award shall vest on August 1, 2024, (ii) 25% of the shares subject to the award shall vest on the date that the U.S. Food and Drug Administration (the “FDA”) accepts the Company’s New Drug Application (“NDA”) for DCCR (diazoxide choline) extended-release tablets for the treatment of Prader-Willi syndrome (“PWS”) in individuals four years and older who have hyperphagia, and 50% of the shares subject to the award shall vest on the date that the FDA approves the Company’s NDA for DCCR, subject to the NEO continuing as a service provider through each such date.

As previously discussed in the materials for the Company’s 2024 annual meeting of stockholders June 6, 2024 (the “Annual Meeting,” the Board approved, and recommended that the stockholders approve, an increase of 2,000,000 shares of common stock to the 2014 Plan in order to enable the Company to continue to use the 2014 Plan to achieve employee performance, recruiting, retention and incentive goals. The Board’s rationale for the proposal was that current levels of total equity in the hands of the Company’s employees was significantly below the median for the Company’s peer group. These one-time grants are designed to bring the percentage equity ownership of the Company’s key employees in line with the Company’s peer group. The increase to the 2014 Plan was approved by over 68.6% of the votes cast at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.
Date: July 19, 2024

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer

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